SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 5, 2001
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   Suite 3827
                            1001 Fourth Avenue Plaza
                                Seattle, WA 98154
                     --------------------------------------
                    (Address of principal executive offices)

                                  206-621-7032
                          -----------------------------
                          Registrant's telephone number


      Delaware                        000-26421                    91-1954074
------------------------       ------------------------        -----------------
(State of Incorporation)       (Commission File Number)        (I.R.S. Employer)


ITEM 5. OTHER EVENTS

Mr. Thomas Loker, President and COO announces the appointment of a new team of senior management personnel "a Tiger Team" as part of the company's restructuring initiative. The appointments are effective as of September 4, 2001.

The team members collectively represent over 200 years of diversified expertise in various specialties including technical, legal, accounting, sales and marketing. Each member of the team was selected based on their experience in operations ranging from "start-up" to multi-billion dollar enterprises. All have records of accomplishment as senior executives in growth companies both public and private. Collectively, these team members also bring experience and contacts for financing initiatives.


The team is composed of the following members:


David M Russell, PhD. - Chief Technologist
------------------------------------------
Dr. Russell has a Ph.D.s in Applied Mathematics and Physics from the University of Arizona. Dr. Russell is recognized as an expert in the area of enterprise software and large-scale enterprise systems integration with 25 publications on the topics. Dr. Russell has taken companies from founding through acquisition and is the principal architect of revolutionary applications used in the space systems engineering business.

Michael Shiffman - In-House Legal Advisor
-----------------------------------------
Mr. Shiffman received his law degree, magna cum laude, from Lincoln University in 1973 and has practices in the San Francisco Bay area for over 28 years. Mr. Shiffman has specialized in business law, transactional real estate, and licensing, trademark, financing and contract negotiations. Mr. Shiffman's clients include wealth families from Asia and Europe as well as numerous domestic companies and high net worth individuals. He has sourced hundreds of millions of investment dollars for US based business and real estate.

Jake Brown - VP Sales and Marketing
-----------------------------------
Mr. Brown received his BA from the University of California, Berkeley and brings a significant experience base in the areas of sales and marketing and general business development to this endeavor. Mr. Brown has experience in both consumer and service based sales systems development. Mr. Brown has negotiated and maintained contracts with major companies like Charles Schwab, Costco, IBM, Apple Computer, Hewlett Packard and others. He has been instrumental in growing companies from near start up at 6 employees to over 150-employee base. He has experience in internet business development and international licensing.

Michael Goldstein - HR & Personnel Advisor
------------------------------------------
Michael Goldstein is co-founder and co-CEO of TeamSearch Inc., a national IT and Computer Contract Consultancy firm to Fortune 500 and Fortune 1000 companies. He is also co-founder of Goldstein & Company, privately held Staffing firm in the Computer, Electronic Publishing / Multi Media arena. Michael holds a Bachelor of Science degree, majoring in Business Administration and Economics with emphasis in Computer Science, Psychology and Philosophy from The College of Notra Dame. Mr. Goldstein was a licensed commodities options broker trading in all major world exchanges. He has assisted in many start-up and turn around situations and brings a wealth of business experience to Milinx.

Steven Price - acting Chief Financial Officer
---------------------------------------------
Mr. Price holds BA in Psychology from Swarthmore College, an MBA from Southern Illinois University, A MS Accounting degree from California State University and a CPA certification from the state of California. Mr. Price has experience in both private and public companies and has been involved in industries ranging from software and web based systems development to telecommunications companies and banking. Mr. Price has participated in a number of turn-arounds, mergers and acquisitions, as well as fundraising activities. Mr. Price has experience in debt reduction and consolidation and negotiation of asset based credit facilities. He also has significant experience in investor relations and SEC relationship issues.

Kenneth R. Waters - Business Strategist & Fundraising Advisor
-------------------------------------------------------------
Mr. Waters received his B.A. Political Science/History from the University of California, Davis in 1973 and his J.D. from Pepperdine University in 1976. Mr. Waters has public and private company experience as the senior executive in enterprises ranging from a few million dollars to well over three billion dollars in sales. He has held the positions of President, CEO, COO and Board member of many public companies. As a well know business consultant his clients have included: AT&T Williams-Sonoma; Commodore International; Michael Jordan Golf, Inc.; Power-Up Software and Celluland. Mr. Waters specialize in the high tech industry and corporate turn-arounds and restructurings. His current clients include; Gum Tech International, Inc., Pomeroy Computers, Inc., Saigene, Inc., Noland, Inc., Cragar Industries, Peerless Systems, Inc., E-Seek, Inc., and others.

Over the next 60 days this team of professionals will each assess the status of Milinx within their areas of expertise, in order to collectively develop a restart plan for the company, and subsequently initiate and carryout the plan.

Over the next few weeks, Mr. Loker will be working with the company's Chairman, Mr. Maynard L. Dokken to reconstitute the Board of Directors of Milinx.


FORWARD LOOKING INFORMATION

This document contains forward-looking statements that involve a number of risks and uncertainties. A forward looking statement is usually identified by our use of certain terminology, including "believes," "expects," "may," "will," "should," "could," "seeks," "pro forma," "anticipates" or "intends" or by discussions of strategy or intentions.

Forward looking statements: This document may contain statements about expected future events and financial results that are forward looking in nature, and, as a result, are subject to certain risks and uncertainties, including general economic and business conditions, and specific conditions affecting our sector, including pricing pressures and declining prices; our ability to access capital Markets to ensure financial liquidity; competition; the inability to attract and retain our anticipated customer base; changes in business strategy or development plans; the ability to attract and retain qualified personnel; and other factors. Actual Results may differ materially from those projected by management. For such statements, we claim the safe harbor for "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Information about management's view of Milinxs' future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of a Variety of factors including, but not limited to, the doubt as to Milinx's ability to restructure as a going concern, risks associated with efforts to restructure the obligations of Milinx including risks associated with efforts to obtain Equity or other financing, risks associated with actions commenced by Milinx and its subsidiaries to receive equitable relief from the Courts for damages and the value of its Intellectual Property. Competitive developments, risks associated with Milinxs' growth, and other factors. Milinx assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

In addition, forward looking statements depend upon assumptions, estimates and dates that may not be correct or precise and involve known and unknown risks, uncertainties and other factors. Any financial information in this release is based on unaudited and incomplete information. Accordingly, a forward-looking statement in this document is not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, you are warned not to rely on the forward-looking statements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. Except for ongoing obligations under the federal securities laws to disclose all material information to investors, we are not undertaking any obligation to update these factors or to publicly announce the results of any changes to our forward looking statements due to future events or developments.

For more information, please contact:

Milinx Business Group Inc.
3827 -1001 Fourth Avenue
Seattle Washington
98154
Phone 206-621-7032 (9 AM - 5 PM PT)
Fax 206-621-7035


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        MILINX BUSINESS GROUP, INC.                   DATE

        /s/ Mikiko Fujisawa                           September 5, 2001
        ------------------------------------          -----------------
        Mikiko Fujisawa, Corporate Secretary

End of Filing